EXHIBIT 99.1

                            Computational Materials

 STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER
                                  INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumption and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level date, reported factors or imputed factions), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Sterns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose process are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear Stearns & Co                                  January 22, 1997
yap                           CTSX REPORT          10:13 AM EST
                                                   Page 1 of 1
-------------------------------------------------------------------------------

                  FM0197-MEGA Class A ( )31316QAD8 ANNUAL PMT
          Orig Bal 2,618,000 Fac 1.00000 #Coup 7.429 Mat 01/25/02 Wac-0.0000
                            (0.000) WAM- / (-22765)
                Price/Yield View Fact Thru 09/9999 Hist Coupons
 Settlement Date 29-Jan-1997 Curve Date 22-Jan-1997 Tranche A( )



                   ----------------------------------------------
                                       0% CPP         prepay
                        Price           4.64        Avg. Life
                                       01/98      1st Prin Last
                                       01/02           Prin
                   ----------------------------------------------

                   101: 4          6.89           Yield
                                   3.94           Duration
                   ----------------------------------------------

                   101: 8          6.86           Yield
                                   3.94           Duration
                   ----------------------------------------------

                   101:12          6.82           Yield
                                   3.94           Duration
                   ----------------------------------------------

                   101:16          6.79           Yield
                                   3.94           Duration
                   ----------------------------------------------

                   101:20          6.76           Yield
                                   3.94           Duration
                   ----------------------------------------------

                   101:24          6.73           Yield
                                   3.94           Duration
                   ----------------------------------------------

                   101:28          6.70           Yield
                                   3.94           Duration
                   ----------------------------------------------

                   102: 0          6.67           Yield
                                   3.95           Duration
                   ----------------------------------------------

                   102: 4          6.64           Yield
                                   3.95           Duration
                   ----------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear Stearns & Co                                  January 22, 1997
yap                           CTSX REPORT          10:13 AM EST
                                                   Page 1 of 1
-------------------------------------------------------------------------------

               FM0197-CS104  Class  A (  )31316RAD6  SEMIANNUAL  PMTS  Orig  Bal
 5,300,400 Fac 1.00000 Coup 7.123 Mat 01/25/02 Wac-0.000 (0.000) WAM-
                                   / (-22765)
                Price/Yield View Fact Thru 09/9999 Hist Coupons  Settlement Date
        29-Jan-1997 Curve Date 22-Jan-1997 Tranche A( )

                   ----------------------------------------------
                                       0% CPP         prepay
                        Price           4.77        Avg. Life
                                       07/97         1st Prin
                                       01/02        Last Prin
                   ----------------------------------------------

                   100:14          6.90           Yield
                                   3.97           Duration
                   ----------------------------------------------

                   100:18          6.86           Yield
                                   3.97           Duration
                   ----------------------------------------------

                   100:22          6.83           Yield
                                   3.97           Duration
                   ----------------------------------------------

                   100:26          6.80           Yield
                                   3.97           Duration
                   ----------------------------------------------

                   100:30          6.77           Yield
                                   3.98           Duration
                   ----------------------------------------------

                   101: 2          6.74           Yield
                                   3.98           Duration
                   ----------------------------------------------

                   101: 6          6.71           Yield
                                   3.98           Duration
                   ----------------------------------------------

                   101:10          6.68           Yield
                                   3.98           Duration
                   ----------------------------------------------

                   101:14          6.65           Yield
                                   3.98           Duration
                   ----------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear Stearns & Co                                  January 22, 1997
yap                           CTSX REPORT          10:13 AM EST
                                                   Page 1 of 1
-------------------------------------------------------------------------------

                  FM0197-AS106   Class  A  (  )31316EAF0   SEMIANNUAL  Orig  Bal
           6,352,400 Fac 1.00000 Coup 7.488 Mat 01/25/12 Wac-0.0000
                            (0.000) WAM- / (-22765)
                Price/Yield View Fact Thru 09/9999 Hist Coupons  Settlement Date
         29-Jan-1997 Curve Date 2-Jan-1997 Tranche A( )

                   ----------------------------------------------
                                       0% CPP         prepay
                        Price          12.09        Avg. Life
                                       07/97      1st Prin Last
                                       01/12           Prin
                   ----------------------------------------------

                   101: 6          7.27           Yield
                                   7.63           Duration
                   ----------------------------------------------

                   101:10          7.25           Yield
                                   7.63           Duration
                   ----------------------------------------------

                   101:14          7.24           Yield
                                   7.64           Duration
                   ----------------------------------------------

                   101:18          7.22           Yield
                                   7.64           Duration
                   ----------------------------------------------

                   101:22          7.21           Yield
                                   7.64           Duration
                   ----------------------------------------------

                   101:26          7.19           Yield
                                   7.65           Duration
                   ----------------------------------------------

                   101:30          7.17           Yield
                                   7.65           Duration
                   ----------------------------------------------

                   102: 2          7.16           Yield
                                   7.66           Duration
                   ----------------------------------------------

                   102: 6          7.14           Yield
                                   7.66           Duration
                   ----------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the"Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear Stearns & Co                                  January 22, 1997
yap                           CTSX REPORT          10:13 AM EST
                                                   Page 1 of 1
-------------------------------------------------------------------------------

                  FM0197-AA105   Class  A  (  )31316AAE1  ANNUAL  PMT  Orig  Bal
 3,467,000 Fac 1.00000 Coup 7.807 Mat 01/25/12 Wac-0.000 (0.000) WAM-
                                   / (-22765)
                Price/Yield View Fact Thru 09/9999 Hist Coupons  Settlement Date
        29-Jan-1997 Curve Date 22-Jan-1997 Tranche A( )

                   ----------------------------------------------
                                       0% CPP         prepay
                        Price          11.48        Avg. Life
                                       01/98         1st Prin
                                       01/12        Last Prin
                   ----------------------------------------------
                   102:20          7.24           Yield
                                   7.47           Duration
                   ----------------------------------------------

                   102:24          7.22           Yield
                                   7.47           Duration
                   ----------------------------------------------

                   102.28          7.20           Yield
                                   7.47           Duration
                   ----------------------------------------------

                   103: 0          7.19           Yield
                                   7.48           Duration
                   ----------------------------------------------

                   103: 4          7.17           Yield
                                   7.48           Duration
                   ----------------------------------------------

                   103: 8          7.16           Yield
                                   7.49           Duration
                   ----------------------------------------------

                   103:12          7.14           Yield
                                   7.49           Duration
                   ----------------------------------------------

                   103:16          7.12           Yield
                                   7.49           Duration
                   ----------------------------------------------

                   103:20          7.11           Yield
                                   7.50           Duration
                   ----------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

 Bear Stearns & Co            CSS MATRIX REPORT            January 22, 1997
 leibo                                                     10:23 AM EST
                                                           Page 1 of 1
-------------------------------------------------------------------------------

                                     AA1005

                                  balance range
   CURRENT BALANCE count     Balance     Percent    Avg. Bal     Min.        Max Balance
                                                                 Balance

      1-100,000         1     80,000.00      2.31    80,000.00    80,000.00     80,000.00
100,001-200,000         5    697,000.00     20.10   139,400.00   125,000.00    152,000.00
200,001-300,000         1    250,000.00      7.21   250,000.00   250,000.00    250,000.00
300,001-400,000         4  1,345,000.00     38.79   336,250.00   310,000.00    350,000.00
400,001-500,000         1    500,000.00     14.42   500,000.00   500,000.00    500,000.00
500,001-600,000         1    595,000.00     17.16   595,000.00   595,000.00    595,000.00
----------------------------------------------------------------------------------------
Total                  13  3,467,000.00    100.00   266,692.31    80,000.00    595,000.00
----------------------------------------------------------------------------------------



                                  gross coupon
 CURRENT GROSS COUPON   Count      Balance     Percent  GWAC   Min Coupon   Max Coupon
8.5001-8.7500                1     500,000.00    14.42  8.6500     8.6500      8.6500
8.7501-9.0000                7   1,835,000.00    52.93  8.8865     8.8300      9.0000
9.0001-9.2500                3     850,000.00    24.52  9.1635     9.1100      9.2500
9.2501-9.5000                1     152,000.00     4.38  9.5000     9.5000      9.5000
9.5001-9.7500                1     130,000.00     3.75  9.7500     9.7500      9.7500
--------------------------------------------------------------------------------------
Total                       13   3,467,000.00   100.00  8.9796     8.6500      9.7500
--------------------------------------------------------------------------------------


                                    loan to value
     LOAN TO VALUE       Count      Balance      Percent    WA LTV    Min LTV  Max LTV
25.01-30.00                  1     500,000.00     14.42      29.40     29.40   29.40
35.01-40.00                  1     140,000.00      4.04      35.50     35.50   35.50
40.01-45.00                  2     330,000.00      9.52      42.31     41.90   43.60
50.01-55.00                  1     150,000.00      4.33      52.40     52.40   52.40
55.01-60.00                  2     480,000.00     13.84      57.49     55.30   58.30
65.01-70.00                  6   1,867,000.00     53.85      68.72     66.30   70.00
-------------------------------------------------------------------------------------
Total                       13   3,467,000.00    100.00      56.93     29.40   70.00
-------------------------------------------------------------------------------------

                                debt service coverage
    DSCR        Count     Balance          Percent     WA DSCR     Min DSCR    Max DSCR
1.26-1.50          5  1,380,000.00          39.80        1.34        1.27        1.43
1.51-1.75          3    417,000.00          12.03        1.66        1.54        1.73
1.76-2.00          3    985,000.00          28.41        1.81        1.76        1.91
2.26-2.50          1    335,000.00           9.66        2.41        2.41        2.41
2.51-2.75          1    350,000.00          10.10        2.73        2.73        2.73
--------------------------------------------------------------------------------------
Total             13 3,467,000.00          100.00        1.76        1.27        2.73
--------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


Bear Stearns & Co       CSS MATRIX REPORT             January 22, 1997
leibo                                                     10:24 AM EST
                                                           Page 1 of 1
------------------------------------------------------------------
                                     AS1006

                                  balance range
 CURRENT BALANCE      count     Balance    Percent    Avg. Bal    Min.          Max Balance
                                                                  Balance

      1-100,000          2    167,000.00    2.63      83,500.00   80,000.00      92,000.00
100,001-200,000          5    782,000.00   12.31     156,400.00  135,000.00     182,000.00
200,001-300,000          5  1,270,400.00   20.00     254,080.00  220,000.00     275,000.00
300,001-400,000          3  1,025,000.00   16.14     341,666.67  305,000.00     370,000.00
400,001-500,000          3  1,408,000.00   22.16     469,333.33  413,000.00     500,000.00
1,600,001-1,700,000      1  1,700,000.00   26.76   1,700,000.00 1,700,00.00   1,700,000.00
-------------------------------------------------------------------------------------------
Total                   19  6,352,400.00  100.00     334,336.84   75,000.00   1,700,000.00
-------------------------------------------------------------------------------------------


                                  gross coupon
 CURRENT GROSS COUPON   Count    Balance    Percent   GWAC   Min Coupon  Max Coupon
8.2501-8.5000             3      688,000.00    10.83  8.4841      8.4500      8.5000
8.5001-8.7500             5    3,045,000.00    47.93  8.7266      8.6000      8.7500
8.7501-9.0000             7    1,762,000.00    27.74  8.8930      8.8000      9.0000
9.0001-9.2500             2      432,000.00     6.80  9.2079      9.1500      9.2500
9.2501-9.5000             2      425,400.00     6.70  9.2836      9.2800      9.2900
--------------------------------------------------------------------------------------
Total                    19    6,352,400.00   100.00  8.8165      8.4500      9.2900
--------------------------------------------------------------------------------------

                                    loan to value
     LOAN TO VALUE      Count     Balance      Percent    WA LTV    Min LTV  Max LTV
30.01-35.00               1     140,000.00      2.20      33.20     33.20   33.20
35.01-40.00               2     505,000.00      7.95      37.72     37.00   39.70
40.01-45.00               3     740,400.00     11.66      43.09     41.90   43.90
45.01-50.00               2     442,000.00      6.96      46.69     46.50   47.40
50.01-55.00               2   1,775,000.00     27.94      54.23     50.30   54.40
55.01-60.00               3   1,165,000.00     18.34      56.85     55.60   58.50
60.01-65.00               3     735,000.00     11.57      63.09     62.20   64.20
65.01-70.00               3     850,000.00     13.38      69.67     68.90   70.00
-------------------------------------------------------------------------------------
Total                    19   6,352,400.00    100.00      54.20     33.20   70.00
-------------------------------------------------------------------------------------

                                debt service coverage
    DSCR      Count     Balance       Percent       WA DSCR    Min DSCR    Max DSCR
1.01-1.25       1  1,700,000.00        26.76        1.25        1.25        1.25
1.26-1.50       9  2,389,000.00        37.61        1.34        1.27        1.49
1.51-1.75       6  1,643,000.00        25.86        1.61        1.52        1.75
2.01-2.25       1     75,000.00         1.18        2.18        2.18        2.18
2.51-2.75       1    270,400.00         4.26        2.58        2.58        2.58
3.01-3.25       1    275,000.00         4.33        3.11        3.11        3.11
-----------------------------------------------------------------------------------
Total          19  6,352,400.00       100.00        1.53        1.25        3.11
--------------------------------------------------------------------------------------



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the"Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear Stearns & Co       CSS MATRIX REPORT             January 22, 1997
leibo                                                     10:24 AM EST
                                                           Page 1 of 1
-------------------------------------------------------------------------------

                                 CA1004 (MEGA)

                                  balance range
   CURRENT BALANCE count     Balance     Percent    Avg. Bal        Min.        Max Balance
                                                                   Balance
      1-100,000         3    283,000.00     10.81    94,333.33     88,000.00    100,000.00
100,001-200,000         3    480,000.00     18.33   160,000.00    110,000.00    188,000.00
200,001-300,000         1    275,000.00     10.50   275,000.00    275,000.00    275,000.00
300,001-400,000         1    400,000.00     15.28   400,000.00    400,000.00    400,000.00
400,001-500,000         1    410,000.00     15.66   410,000.00    410,000.00    410,000.00
700,001-800,000         1    770,000.00     29.41   770,000.00    770,000.00    770,000.00
----------------------------------------------------------------------------------------
Total                  10  2,618,000.00    100.00   261,800.00     88,000.00    770,000.00
----------------------------------------------------------------------------------------



                                  gross coupon
  CURRENT GROSS COUPON   Count    Balance     Percent   GWAC    Min Coupon    Max Coupon
7.7501-8.0000                1     182,000.00     6.95  7.9000     7.9000      7.9000
8.0001-8.2500                2     188,000.00     7.18  8.2266     8.2000      8.2500
8.2501-8.5000                2     283,000.00    10.81  8.4496     8.3500      8.5000
8.5001-8.7500                3     920,000.00    35.14  8.5760     8.5400      8.6200
8.7501-9.0000                1     770,000.00    29.41  9.0000     9.0000      9.0000
9.0001-9.2500                1     275,000.00    10.50  9.1000     9.1000      9.1000
--------------------------------------------------------------------------------------
Total                       10   2,618,000.00   100.00  8.6700     7.9000      9.1000
--------------------------------------------------------------------------------------

                                    loan to value
 LOAN TO VALUE      Count     Balance    Percent    WA LTV    Min LTV  Max LTV

30.01-35.00          1     188,000.00      7.18      30.60     30.60   30.60
40.01-45.00          2     375,000.00     14.32      41.08     40.20   43.50
45.01-50.00          1      95,000.00      3.63      50.00     50.00   50.00
60.01-65.00          1     400,000.00     15.28      61.50     61.50   61.50
65.01-70.00          5   1,560,000.00     59.59      69.76     66.70   70.00
--------------------------------------------------------------------------------
Total               10   2,618,000.00    100.00      60.86     30.60   70.00
--------------------------------------------------------------------------------


                               debt service coverage
    DSCR      Count     Balance       Percent       WA DSCR    Min DSCR    Max DSCR
1.26-1.50          6  1,815,000.00          69.33        1.41        1.29        1.50
1.51-1.75          1    410,000.00          15.66        1.63        1.63        1.63
2.26-2.50          1     95,000.00           3.63        2.41        2.41        2.41
3.01-3.25          1    110,000.00           4.20        3.17        3.17        3.17
4.76-5.00          1    188,000.00           7.18        4.79        4.79        4.79
--------------------------------------------------------------------------------------
Total             10  2,618,000.00         100.00       1.80        1.29        4.79
--------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the"Statemen"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear Stearns & Co       CSS MATRIX REPORT             January 22, 1997
leibo                                                   10:24 AM EST
                                                        Page 1 of 1
-------------------------------------------------------------------------------

                                     CS1004

                                  balance range
   CURRENT BALANCE count    Balance     Percent     Avg. Bal    Min. Balance  Max Balance


      1-100,000     1      82,600.00     1.56      82,600.00    82,600.00     82,600.00
100,001-200,000     6   1,048,000.00    19.77     177,666.67   160,000.00    200,000.00
200,001-300,000     4   1,073,788.00    20.26     268,447.00   224,800.00    300,000.00
300,001-400,000     1     385,000.00     7.26     385,000.00   385,000.00    385,000.00
400,001-500,000     3   1,404,048.00    26.49     468,016.00   450,000.00    494,048.00
500,001-600,000     1     506,964.00     9.56     506,964.00   506,964.00    506,964.00
700,001-800,000     1     800,000.00    15.09     800,000.00   800,000.00    800,000.00
-------------------------------------------------------------------------------------------
Total              17   5,300,400.00   100.00     311,788.24    82,600.00    800,000.00
-------------------------------------------------------------------------------------------


                                  gross coupon
  CURRENT GROSS COUPON   Count    Balance    Percent   GWAC   Min Coupon  Max Coupon
8.0001-8.2500                7  2,202,800.00    41.56  8.0891      8.0100      8.2200
8.2501-8.5000                7  2,227,600.00    42.03  8.4225      8.4000      8.5000
8.5001-8.7500                2    710,000.00    13.40  8.7500      8.7500      8.7500
8.7501-9.0000                1    160,000.00     3.02  8.9500      8.9500      8.9500
--------------------------------------------------------------------------------------
Total                       17  5,300,400.00   100.00  8.3437      8.0100      8.9500
--------------------------------------------------------------------------------------




                                    loan to value
     LOAN TO VALUE      Count     Balance      Percent    WA LTV    Min LTV  Max LTV
20.01-25.00                  1     800,000.00     15.09      23.00     23.00   23.00
30.01-35.00                  1     176,000.00      3.32      34.80     34.80   34.80
45.01-50.00                  1     160,000.00      3.02      45.30     45.30   45.30
50.01-55.00                  3     795,000.00     15.00      53.64     51.50   55.00
55.01-60.00                  6   2,230,000.00     42.07      58.19     55.30   59.90
60.01-65.00                  1     224,800.00      4.24      64.20     64.20   64.20
65.01-70.00                  4     914,600.00     17.26      69.13     66.70   70.00
-------------------------------------------------------------------------------------
Total                       17   5,300,400.00    100.00      53.17     23.00   70.00
-------------------------------------------------------------------------------------

                                debt service coverage
    DSCR      Count     Balance       Percent      WA DSCR     Min DSCR    Max DSCR
1.01-1.25          4  1,760,000.00         33.21         1.25        1.25        1.25
1.26-1.50          6  1,575,000.00         29.71         1.35        1.28        1.41
1.76-2.00          2    500,000.00          9.43         1.97        1.95        1.98
2.01-2.25          1    182,000.00          3.43         2.18        2.18        2.18
2.76-3.00          1     82,600.00          1.56         2.91        2.91        2.91
3.76-4.00          1    800,000.00         15.09         3.93        3.93        3.93
4.01-4.25          1    224,800.00          4.24         4.19        4.19        4.19
7.51-7.75          1    176,000.00          3.32         7.61        7.61        7.61
-------------------------------------------------------------------------------------
Total             17  5,300,400.00        100.00         2.15        1.25        7.61
--------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.